UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

MIDDLEFIELD BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio	001-36613	34-1585111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

15985 East High Street, Middlefield, Ohio 44062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 632-1666

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other events.

On April 12, 2023, Middlefield Banc Corp. (the “Company”) learned of a cyber-attack that resulted in a disruption to the computer systems of The Middlefield Banking Company (the “Bank”), the Company’s banking subsidiary. The Bank took immediate action to remediate the security vulnerability and retained a cybersecurity firm to investigate the nature and scope of the incident, evaluate systems and identify solutions, and confirm what data has been impacted by this event, if any. The Bank also notified law enforcement. The Bank’s products and services are fully operational. The Bank has placed additional security measures in place and will continue to actively monitor any suspicious activity. The investigation is on-going at this time, including confirming what, if any, customer data has been impacted by this event.

We have incurred expenses to investigate and remediate the cyber-attack and expect to continue to incur expenses. The Bank has retained special legal counsel. Although cyber-attacks can be unpredictable, the Company does not currently expect this incident will have a material impact on its business operations or its financial results.

Forward-Looking Information

This Form 8-K contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the Company’s current expectations concerning the resolution of this cyber-attack and its impact on the Company’s business, operations or financial results. Such forward-looking statements include, but are not limited to, statements as to future results of operations and financial projections, express or implied statements relating to the Company’s expectations regarding its ability to contain and assess the cyber-attack and the impact of the cyber-attack on the Company’s business, operations and financial condition. Factors that could cause actual results to differ materially from those expressed or implied include the following: the ongoing assessment of the cyber-attack; legal, reputational and financial risks resulting from the cyber-attack or additional cyber-attacks; and the other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and other public filings with the Securities and Exchange Commission. Forward-looking statements are based on currently available information and our current beliefs, expectations and understanding, which may change as our investigation and remediation efforts progress. Except as required by the federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements speak only as of the date they are made, and we do not undertake to update these statements other than as required by law and specifically disclaim any duty to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: April 21, 2023	By:	/s/ James R. Heslop, II
James R. Heslop, II
Chief Executive Officer